Fourth Quarter 2025 Performance February 19, 2026

2 | Fourth Quarter 2025 Performance Important Notice to Investors Please read this management presentation together with the Company’s press release issued earlier today announcing the Company’s fourth quarter 2025 financial results and in conjunction with the Company’s recent Annual Report and Quarterly Reports as filed with the Securities and Exchange Commission (SEC). Certain statements contained in this presentation that are not historical facts may be forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These forward looking statements may include, but are not limited to, statements about our plans, objectives, expectations, prospects, expected future financial guidance and intentions, markets in which we participate and other statements contained in this presentation that are not historical facts. When used in this presentation, the words "expect," "predict," "project," "anticipate," "believe," "estimate," "intend," "plan," "seek" and similar expressions are generally intended to identify forward looking statements. Because these forward looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by these forward looking statements, including changes in our plans, objectives, expectations, prospects and intentions and other factors discussed in our filings with the SEC. We cannot guarantee any future levels of activity, performance or achievements. Travelzoo undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

3 | Fourth Quarter 2025 Performance Part 1: Fourth Quarter 2025 Performance Part 2: Travelzoo Club Membership Part 3: Management Focus Part 4: Travelzoo META

4 | Fourth Quarter 2025 Performance 20.7 22.5 Q4 2024 Q4 2025 Revenue increased 9% year-over-year. As expected, operating profit was lower as we invested more in the growth of Club Members. Revenue $ millions Operating Profit $ millions 4.9 0.6 Q4 2024 Q4 2025

5 | Fourth Quarter 2025 Performance Investments in the acquisition of Club Members are attractive, as they have a quick payback. Average Acquisition Cost of Annual Club Members* Q4 2025, US market $ * Most new Club members join on a trial basis. Acquisition cost here is presented for Club Members who paid the annual fee—after trial conversion. Return from Club Members Acquired in the Quarter and Future Periods Q4 2025, US market $ Payback on member acquisition is positive within a quarter, even though revenue recognition is delayed ($28) ($38) Q1 2025 Q2 2025 1st year annual membership fee $40 Additional revenue from transactions within the same quarter Additional advertising revenue Future membership and other revenue($40) Q3 2025 ($34) Q4 2025 $12

6 | Fourth Quarter 2025 Performance $40 $1.67 $10 $10 $10 $8.33 Payment by member Revenue recognized As a reminder, with subscription businesses, membership fee revenue is recognized ratably over the subscription period, whereas acquisition costs are expensed immediately when incurred. Example: New member joins on December 15, 2025, paying a membership fee of $40 per annum Revenue Recognition $ Revenue recognized Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q4 2026

7 | Fourth Quarter 2025 Performance Higher member acquisition expenses, coupled with only a small portion of revenue recognized in the quarter, reduced EPS in the current quarter but will increase it over time. Direct Member Acquisition Costs in Q4 2025* $ millions Q4 2025 Q1 2026 Q2 2026 and forward ($2.5) Impact on Earnings per Share** $0.08 $0.06 min. $0.20($0.16) Net impact ($0.08) * Includes direct marketing expenses over which we have full discretion—and which we fully record in the quarter. Does not include fixed expenses like marketing staff, nor expenses for creating certain Club Offers which we utilize to attract and retain Club Members. But these on average attribute to income, rather than lower it. ** Assuming constant tax rate. $3.0+ Revenue Generated from these Members in Q4 2025 and in Future Periods $ millions $1.3

8 | Fourth Quarter 2025 Performance Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 This strategy is fueling member growth. New Club Members come roughly half from Legacy Members and half from those new to Travelzoo. Number of Travelzoo Club Members at End of Each Quarter

9 | Fourth Quarter 2025 Performance Membership fees, which are more stable and predictable, are adding revenue and are becoming a larger share. This year, we expect them to account for around 25% of revenue. Advertising and Commerce Global Revenues $ millions 19.4 20.9 20.0 18.7 19.1 20.7 20.9 18.6 18.3 Q4 2023 Q1 2024 Q2 2024 Membership Fees 1.2 1.1 1.2 1.4 1.6 2.4 3.0 3.6 4.1 Includes advertising and commerce revenues from travel companies, local and entertainment businesses and other partners Includes membership fees and subscription revenues from both Travelzoo and Jack’s Flight Club Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025

10 | Fourth Quarter 2025 Performance 0.2 Revenue growth came from all segments. Investments in member acquisition in Europe led to a loss. G&A expenses increased primarily due to a one-time expense related to a global company meeting. Revenue $ millions North America Segment Europe Segment Operating Profit $ millions 5.4 6.3 Jack’s Flight Club Segment 1.3 1.3 0.2 4.6 1.5 13.9 14.8 Q4 2024 Q4 2025 Q4 2024 Q4 2025 (1.0) 0.2

11 | Fourth Quarter 2025 Performance 4% 7% 9% 11% 18% 22% 16% 9% 2% 2% 2017 2018 2019 2020 2021 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Acquiring more Club Members has the effect of lower GAAP operating margin. Still, our goal is to further grow the number of Club Members to accelerate Travelzoo’s growth. Operating Margin (26%) (2%)

12 | Fourth Quarter 2025 Performance The investments in Club Members occur in all key markets. Over time, we expect margins to return to previous levels or even exceed them. North America Operating Margin Europe Operating Margin 31% 27% 22% 29% 31% 26% 25% 33% 24% 17% 8% 10% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 8% 4% 13% 21% 8% 17% 3% 3% (4%) (14%) (10%) (16%)

13 | Fourth Quarter 2025 Performance 4.9 0.5 5.4 Q4 2024 * GAAP operating profit + amortization of intangibles + stock option expenses + severance-related expenses = non-GAAP operating profit Total non-GAAP operating profit was $0.9 million or 4% of revenue. Non-GAAP Operating Profit* $ millions GAAP Operating Profit Adjustments Non-GAAP Operating Profit* 0.6 0.3 0.9 Q4 2025

14 | Fourth Quarter 2025 Performance Items excluded in the calculation of non-GAAP operating profit: $ millions Q4 2024 Q4 2025 Adjustments 0.5 0.3 Amortization of intangibles 0.1 0.0 Stock option expense 0.4 0.3 Severance-related expenses 0.0 0.0

15 | Fourth Quarter 2025 Performance 17.7 9.2 10.8 Q4 2024 Q3 2025 Q4 2025 Cash flow from operations was $1.5 million. Our cash balance increased accordingly. Cash Balance at End of Quarter* $ millions * Includes cash, cash equivalents and restricted cash

16 | Fourth Quarter 2025 Performance Part 1: Fourth Quarter 2025 Performance Part 2: Travelzoo Club Membership Part 3: Management Focus Part 4: Travelzoo META

17 | Fourth Quarter 2025 Performance The must-have membership for the travel enthusiast Membership empowers you to live your life as a travel enthusiast to the fullest, while respecting different cultures. Annual membership (currently $50 for a 12-month period) provides: • Access to Club Offers negotiated and rigorously vetted for us travel enthusiasts You won’t find them anywhere else. • First access to our weekly Top 20®, giving travel enthusiasts a first choice • Complimentary access to airport lounges worldwide in case of flight delays • Travel Enthusiast HotlineTM—24/7 complimentary assistance wherever you travel • Culinary Journeys (coming soon)

18 | Fourth Quarter 2025 Performance A few of the exclusive Club Offers that we created for Club Members during Q4: $499—Bali 5-Star Jungle Spa Retreat for 2 67% off—New Costa Rica 5-star resort, with upgrade to ocean view room $499—Portugal trip, incl. flights from the US £75PP—Top West End Show and Dinner

19 | Fourth Quarter 2025 Performance Perfect for the travel enthusiast: Worldwide complimentary lounge access in case of flight delays Complimentary access to an airport lounge if flight is delayed by at least one hour. The benefit is good on any flight on any airline, regardless of where they booked. Bring up to three family members or guests for free. For an unlimited number of trips.

20 | Fourth Quarter 2025 Performance Travelzoo is loved by travel enthusiasts who are affluent, active and open to new experiences. 60% ages 45+ 40% ages 18-44 61% female 39% male Audience Demographics Our Audience Compared To The General Population Open to new destinations and travel ideas 79% 84% Likely to book an unplanned trip with an attractive offer 78% 88% Travelzoo Members General Population * Sources: Google Analytics, average taken over July to December, 2024; Travelzoo Trends Survey 2024, August 2024, Travelzoo members n=31,373, general population n=2,541; Travelzoo Domestic Travel Outlook in the U.S., April 2025, n=1,494; American Community Survey, U.S. Census Bureau ** HHI is U.S. only, Travelzoo percentage excludes 33% of U.S. respondents who did not specify their HHI Have a household income greater than $200,000** 12% 21% Have the budget to treat themselves and purchase non-essentials 34% 53%

21 | Fourth Quarter 2025 Performance Part 1: Fourth Quarter 2025 Performance Part 2: Travelzoo Club Membership Part 3: Management Focus Part 4: Travelzoo META

22 | Fourth Quarter 2025 Performance Management focus • Grow the number of (paying) members and accelerate revenue growth by converting Legacy Members and adding new Club Members • Retain, and grow, our profitable advertising business from the popular Top 20® product • Accelerate revenue growth which drives future profits in spite of temporarily lower EPS • Grow Jack’s Flight Club’s profitable subscription revenue • Develop Travelzoo META with discipline

23 | Fourth Quarter 2025 Performance Part 1: Fourth Quarter 2025 Performance Part 2: Travelzoo Club Membership Part 3: Management Focus Part 4: Travelzoo META

24 | Fourth Quarter 2025 Performance

NASDAQ: TZOO HAVE A GOOD DAY! For questions, please contact Travelzoo Investor Relations: ir@travelzoo.com